Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
Supplement dated December 11, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
The following information supplements and supersedes any information to the contrary relating to the funds contained in the Summary Prospectus.
500 Index Trust
Total Stock Market Index Trust (each, a fund, and collectively, the funds)
At its meeting held on December 9-11, 2025, the Trust’s Board of Trustees approved a proposal to change the funds’ diversification policy to allow each fund to become non-diversified solely as a result of a change in relative market capitalization or index weighting of the index it seeks to track, effective on January 15, 2026 (the Effective Date). Shareholder approval will not be sought if either of the funds crosses from diversified to non-diversified status in order to approximate the composition of its target index.
Accordingly, as of the Effective Date, the following disclosure is added as the final paragraph of each fund’s “Principal investment strategies” in the “Fund summary” section, as applicable to each fund:
500 Index Trust
The fund may become “non-diversified” as defined in the Investment Company Act of 1940, as amended (the 1940 Act), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.
Total Stock Market Index Trust
The fund may become “non-diversified” as defined in the Investment Company Act of 1940, as amended (the 1940 Act), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Wilshire 5000 Total Market Full Cap Index.
Additionally, as of the Effective Date, the following risk is added to each fund's “Principal risks” in the “Fund summary” section:
Non-diversified risk. To the extent the fund is non-diversified, adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.